                                COLUMBIA PARTNERS
                                   Equity Fund

Dear Fellow Shareholders:

     We are writing to report the investment results for the Columbia Partners
Equity Fund. The Fund in the six month period since we last reported to you, October 1, 2000 to March 31, 2001, was down 31.95% and for the past twelve months ending March 31, 2001, was down 33.94%. The Fund's investment results are compared to the unmanaged S&P 500 Index and the Russell 2000 Index in the table and chart below.

                 - Returns for Periods Ending March 31, 2001 -

                                                                                 Average Annual Return Since
                        1st Quarter            Last 6                                      Inception
Fund/Index                2001                 Months              1 Year               (March 31, 1999)
----------                ----                 ------              ------               ----------------
Columbia Partners
 Equity Fund            -17.05%                 -31.95%             -33.94%                   7.99%

S&P 500                 -11.85%                 -18.74%             -21.67%                  -3.88%

Russell 2000             -6.51%                 -12.96%             -15.33%                   7.81%

                  Growth of $10,000 investment made on 3/31/99

      Date            Columbia Partners           S & P            Russell 2000
                      Equity Fund                 Index                Index

      3/31/99            $10,000.00             $10,000.00           $10,000.00
      4/30/99             10,590.00              10,387.25            10,896.09
      5/31/99             10,380.00              10,142.31            11,055.26
      6/30/99             10,980.00              10,704.73            11,555.16
      7/31/99             11,110.00              10,370.80            11,238.13
      8/31/99             10,890.00              10,319.48            10,822.18
      9/30/99             10,940.00              10,036.91            10,824.54
     10/31/99             11,520.00              10,671.80            10,868.39
     11/30/99             12,750.00              10,888.73            11,517.35
     12/31/99             13,879.53              11,529.64            12,821.12
      1/31/00             13,961.84              10,950.43            12,615.21
      2/29/00             17,079.33              10,743.34            14,698.43
      3/31/00             17,655.50              11,793.69            13,729.35
      4/28/00             16,410.56              11,439.00            12,903.16
      5/31/00             15,546.31              11,204.18            12,151.15
      6/30/00             16,245.94              11,480.43            13,210.42
      7/31/00             16,153.34              11,301.09            12,785.41
      8/31/00             18,097.92              12,002.65            13,760.92
      9/30/00             17,141.06              11,369.15            13,356.46
     10/31/00             16,235.65              11,320.93            12,760.27
     11/30/00             12,994.70              10,429.04            11,450.40
     12/29/00             14,061.06              10,480.20            12,433.79
      1/31/01             15,029.93              10,851.81            13,081.11
      2/28/01             13,067.35               9,862.95            12,222.83
      3/31/01             11,663.73               9,238.22            11,624.93

     The Columbia Partners Equity Fund's historical results are net of all expenses, and assume reinvestment of dividends and capital gains since March 31, 1999 (commencement of operations), versus the gross market benchmarks (the S&P
500 Index and the Russell 2000 Index), which assume all dividends are reinvested. When trying to achieve benchmark returns, investment management fees, transaction costs and execution costs will be incurred. PAST PERFORMANCE
IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

                                Review & Outlook

     The equity markets declined precipitously since our last letter to Columbia Partners Equity Fund shareholders six months ago. After five years of optimism and rising stock prices, markets in the U.S. and around the world began to falter late in 2000 and continued through the first quarter of 200l. For the six-month period ending March 31, 2001, the S&P 500 declined 18.74%, the small-cap Russell 2000 Index declined 12.96 %, and the NASDAQ declined 49.90%. The markets' sell-off has been in response to the very rapid slowdown in economic activity and the resulting deterioration in realized and anticipated corporate earnings.

     The source of greatest difficulty for the Columbia Partners Equity Fund has been the technology sector. As the economy has slowed, spending for computer hardware, software and related services has slowed at a much more dramatic rate. Diminishing economic activity has also negatively affected the once fast growing telecommunications sector, as new orders for semiconductor and switching equipment have virtually come to a halt. While earnings estimates have been reduced significantly across the board, the price declines have swept the baby out with the bath water. Many companies have intact business models, good balance sheets and leading market positions. And while renewed spending may not benefit the same companies as in the previous cycle, businesses and individual consumers will probably continue to use cell phones, the Internet and computers. Technology products that allow companies to cut costs most likely will always be in demand, even in a tough environment, and we believe we own the leading technology and telecommunications companies in the Columbia Partners Equity Fund and thus are overweighted in this group.

     We are also emphasizing energy stocks, which have held up rather well in this carnage. We believe that we are still in the early stages of a multi-year drilling cycle because natural gas demand will exceed natural gas supply, assuming normal weather patterns. While gas prices may not go back to the $10 per mcf level of last December, energy companies will do very well at $4-$5 per mcf.

     We believe the Federal Reserve is the key to economic revival, and the Fed has lowered interest rates four times in the past four months. The equity market has a history of responding favorably to Federal Reserve easing. Since l975, there have been seven periods where the Fed has cut rates at least three times in a row. Although past performance is not an indication of future results, on average, the Dow Jones Industrial Average rose 10% within six months and 25% within one year of the third easing. The NASDAQ has done even better with average gains of 17% and 40%, respectively. The stock market sectors that have generally responded first to economic recovery are the financial and consumer cyclical areas. For that reason we are investing in these two areas with holdings such as Citigroup and JP Morgan Chase in the financial sector and Target and Wal-Mart in the consumer group.

     We will continue to look for the best equity investments for the Columbia Partners Equity Fund based on prospective earnings growth, valuation, and quality considerations.

                                   Very truly yours,

                                   Terence W. Collins
                                    President

Columbia Partners Equity Fund
Schedule of Investments - March 31, 2001
Common Stock - 93.0%                                             Shares                       Value

Air Transportation, Scheduled - 2.4%
Northwest Airlines Corporation - Class A (a)                         18,585                       420,486
                                                                                         -----------------
Bottled & Canned Soft Drinks Carbonated Waters - 1.5%
Coca-Cola Co.                                                         5,825                       263,057
                                                                                         -----------------
Computer Communications Equipment - 1.5%
Emulex Corp. (a)                                                     10,560                       198,660
Juniper Networks, Inc. (a)                                            1,740                        66,050
                                                                                         -----------------
                                                                                                  264,710
                                                                                         -----------------
Computer Peripheral Equipment, NEC - 0.6%
Cisco Systems, Inc. (a)                                               6,035                        95,428
                                                                                         -----------------
Drilling Oil & Gas Wells - 7.2%
ENSCO International, Inc.                                            14,610                       511,350
Nabors Industries, Inc. (a)                                          13,835                       717,206
                                                                                         -----------------
                                                                                                1,228,556
                                                                                         -----------------
Electronic & Other Electrical Equipment
   (No Computer Equipment) - 2.0%
General Electric Co.                                                  8,045                       336,767
                                                                                         -----------------
Fire, Marine & Casualty Insurance - 2.2%
Citigroup, Inc.                                                       8,334                       374,863
                                                                                         -----------------
Ice Cream & Frozen Desserts - 2.7%
Suiza Foods Corp. (a)                                                 9,540                       458,779
                                                                                         -----------------
Industrial Inorganic Chemicals - 4.9%
Georgia Gulf Corp.                                                   48,095                       837,334
                                                                                         -----------------
Motor Vechicle Parts & Accessories - 2.2%
Gentex Corp. (a)                                                     15,985                       369,653
                                                                                         -----------------
National Commercial Banks - 2.8%
Hibernia Corporation - Class A                                       33,650                       470,090
                                                                                         -----------------
Oil, Gas Field Services, NBC - 5.4%
BJ Services Co. (a)                                                   9,805                       698,116
Schlumberger Limited                                                  3,740                       215,461
                                                                                         -----------------
                                                                                                  913,577
                                                                                         -----------------
Pharmaceutical Preparations - 8.9%
American Home Products Corp.                                          5,295                       311,081
Johnson & Johnson                                                     4,060                       355,128
Pfizer, Inc.                                                          8,755                       358,517
Shire Pharmaceutical Group Plc. (a) (c)                              11,150                       487,812
                                                                                         -----------------
                                                                                                1,512,538
                                                                                         -----------------
Columbia Partners Equity Fund
Schedule of Investments - March 31, 2001

Common Stocks - continued                                        Shares                       Value

Retail - Grocery Stores - 3.0%
Safeway, Inc. (a)                                                     9,315                     $ 513,722
                                                                                         -----------------
Retail - Lumber & Other Building Materials Dealers - 2.0%
Home Depot, Inc.                                                      8,100                       349,110
                                                                                         -----------------
Retail - Variety Stores - 5.7%
Costco Wholesale Corp.(a)                                             7,060                       277,105
Target Corp.                                                         11,295                       407,523
Wal-Mart Stores, Inc.                                                 5,645                       285,073
                                                                                         -----------------
                                                                                                  969,701
                                                                                         -----------------
Retail - Women's Clothing Stores - 5.7%
Chico's FAS, Inc. (a)                                                29,825                       978,633
                                                                                         -----------------
Security Brokers, Dealers & Flotation Companies - 2.2%
Merrill Lynch & Co., Inc.                                             6,810                       377,274
                                                                                         -----------------
Semiconductors - 7.5%
Broadcom Corp. - Class A (a)                                          3,225                        93,203
Cree, Inc. (a)                                                        8,950                       133,982
Intel Corp.                                                           6,175                       162,480
Micron Technology, Inc.                                              12,015                       498,983
TranSwitch Corp. (a)                                                 14,510                       190,444
Vitesse Semiconductor Corp. (a)                                       8,330                       198,358
                                                                                         -----------------
                                                                                                1,277,450
                                                                                         -----------------
Services - Computer Integrated Systems Designs - 3.3%
Jack Henry & Associates                                              21,180                       501,701
Network Appliance, Inc. (a)                                           3,710                        62,374
                                                                                         -----------------
                                                                                                  564,075
                                                                                         -----------------
Services - Employment Agencies - 2.7%
Robert Half International, Inc. (a)                                  20,420                       456,387
                                                                                         -----------------
Services - Prepackaged Software - 8.0%
Ariba, Inc. (a)                                                       4,835                        38,227
Brocade Communications Systems, Inc. (a)                              7,520                       157,093
Microsoft Corp. (a)                                                   6,000                       328,125
Rational Software Corp. (a)                                          16,660                       295,715
VERITAS Software Corp. (a)                                            4,559                       210,808
Wind River Systems, Inc. (a)                                         14,105                       327,941
                                                                                         -----------------
                                                                                                1,357,909
                                                                                         -----------------
Services - Specialty Outpatient Facilities, NEC - 2.6%
Orthodontic Centers of America, Inc. (a)                             21,765                       446,182
                                                                                         -----------------
State Commerical Banks - 1.5%
J.P. Morgan Chase & Co.                                               5,847                       262,530
                                                                                         -----------------
Water Transportation - 4.5%
Trico Marine Services, Inc. (a)                                     50,780                        761,700
                                                                                         -----------------
Total Common Stock (Cost $18,662,341)                                                          15,860,511
                                                                                         -----------------
Columbia Partners Equity Fund
Schedule of Investments - March 31, 2001

                                                                       Principal
                                                                 Value                        Value
Money Market Securities - 8.2%
Firstar Treasury Fund, 8.2% (b) (Cost $1,408,688)                 1,408,688                   $ 1,408,688
                                                                                         -----------------
TOTAL INVESTMENTS (Cost $20,071,029) - 101.2%                                                  17,269,199
                                                                                         -----------------
Other assets less liabilities - (1.2)%                                                           (206,256)
                                                                                         -----------------
Total Net Assets - 100.0%                                                                     $17,062,943
                                                                                         =================

(a) Non-income producing
(b) Variable rate security; the coupon rate shown represents the rate at March
31, 2001.
(c) American Depository Receipt

See accompanying notes which are an integral part of the financial statements.

Columbia Partners Equity Fund                                                           March 31, 2001
Statement of Assets & Liabilities

Assets
Investment in securities (cost $20,071,029)                                               $ 17,269,199
Dividends receivable                                                                             7,280
Interest receivable                                                                              5,021
Receivable for fund shares sold                                                                    969
                                                                                     ------------------
   Total assets                                                                             17,282,469

Liabilities
Payable to custodian                                                                             $ 892
Accrued investment advisory fee                                                                 18,634
Payable for fund shares purchased                                                              200,000
                                                                                     ------------------
   Total liabilities                                                                           219,526

Net Assets                                                                                $ 17,062,943
                                                                                     ==================
Net Assets consist of:
Paid-in capital                                                                             21,923,467
Accumulated undistributed net realized loss on investments                                  (2,058,694)
Net unrealized depreciation on investments                                                  (2,801,830)
                                                                                     ------------------

Net Assets, for 1,818,088 shares                                                          $ 17,062,943
                                                                                     ==================
Net Asset Value

Offering price and redemption price per share ($17,062,943 / 1,818,088 )                        $ 9.39
                                                                                     ==================

See accompanying notes which are an integral part of the finanacial statements.

Columbia Partners Equity Fund                                                         March 31, 2001
Statement of Operations

Investment Income:
Dividends                                                                                    $ 78,024
Interest                                                                                      112,359
                                                                                  -------------------
    Total investment income                                                                   190,383
                                                                                   -------------------
Expenses:
Investment advisory fee                                                                        265,271
Trustees' fees                                                                                   2,117
                                                                                   -------------------
     Total expenses before reimbursement                                                       267,388
Reimbursed expenses                                                                             (2,117)
                                                                                    -------------------
     Total operating expenses                                                                  265,271
                                                                                    -------------------
Net Investment Income (Loss)                                                                   (74,888)
                                                                                    -------------------
Realized and Unrealized
   Gain (Loss) on Investments:
Net realized gain (loss) on investment securities                                           (1,996,309)
Net change in net unrealized depreciation
   on investment securities                                                                 (6,580,093)
                                                                                    -------------------
Net realized and unrealized loss on investments                                             (8,576,402)
                                                                                    -------------------
Increase (Decrease) in Net
   Assets from Operations                                                                 $ (8,651,290)
                                                                                    ===================

See accompanying notes which are an integral part of the finanacial statements.

Columbia Partners Equity Fund
Statement of Changes in Net Assets
                                                           For the year              For the year
                                                               ended                    ended
Increase in Net Assets                                     March 31, 2001            March 31, 2000
Operations
   Net investment income (loss)                             $ (74,888)                (34,929)
   Net realized gain (loss) on investment securities       (1,996,309)              3,818,020
   Change in net unrealized appreciation (depreciation)    (6,580,093)              3,778,263
                                                          -----------------     ---------------------
   Net increase (decrease) in net assets resulting
    from operations                                        (8,651,290)              7,561,354
                                                          -----------------     ----------------------
Distributions to shareholders
   From net investment income                                   0                       0
   From net realized gain                                  (3,423,606)               (421,869)
                                                          ------------------    ----------------------
   Total distributions                                     (3,423,606)               (421,869)
                                                          -------------------   ----------------------
Share Transactions

   Net proceeds from sale of shares                          3,590,870              17,229,187
   Shares issued in reinvestment of distributions            3,423,460                 421,869
   Shares redeemed                                          (1,916,848)               (750,184)
                                                           ------------------   ------------------------
Net increase (decrease) in net assets resulting
   from share transactions                                   5,097,482              16,900,872
                                                           ------------------   ------------------------
Total increase (decrease) in net assets                     (6,977,414)             24,040,357
                                                           ------------------   ------------------------
Net Assets
   Beginning of period                                      24,040,357                       0
                                                           -------------------  ------------------------
   End of period [including accumulated undistributed
      net investment loss of $74,888 and
      $34,929, respectively]                               $ 17,062,943            $ 24,040,357
                                                           ===================  =========================
Capital Share Transactions
   Shares sold                                                  260,779               1,426,414
   Shares issued in reinvestment of distributions               307,037                  30,997
   Shares repurchased                                          (150,284)                (56,855)
                                                           -------------------  --------------------------
   Net increase from capital transactions                       417,532               1,400,556
                                                           ===================  ==========================

See accompanying notes which are an integral part of the finanacial statements.

Columbia Partners Equity Fund
Financial Highlights
                                                        Year                   Year
                                                        ended                  ended
                                                      March 31,              March 31,
                                                        2001                   2000
                                                   ----------------      ------------------
Selected Per Share Data
Net asset value, beginning of period                       $ 17.16                 $ 10.00
                                                   ----------------      ------------------
Income from investment operations
   Net investment loss                                       (0.05)                  (0.04)
   Net realized and unrealized gain (loss)                   (5.41)                   7.59
                                                   ----------------      ------------------
Total from investment operations                             (5.46)                   7.55
                                                   ----------------      ------------------
Less distributions
   From net investment income                                 0.00                    0.00
   From net realized gain                                    (2.31)                  (0.39)
                                                   ----------------      ------------------
Total distributions                                          (2.31)                  (0.39)
                                                   ----------------      ------------------
Net asset value, end of period                              $ 9.39                 $ 17.16
                                                   ================      ==================

Total Return                                                (33.94)%                76.56%

Ratios and Supplemental Data
Net assets, end of period (000)                            $17,063                 $24,040
Ratio of expenses to average net assets                      1.20%                   1.20%
Ratio of expenses to average net assets
   before reimbursement                                      1.21%                   1.22%
Ratio of net investment income (loss) to
   average net assets                                        (0.34)%                 (0.31)%
Ratio of net investment income (loss) to
   average net assets before reimbursement                   (0.35)%                 (0.34)%
Portfolio turnover rate                                      67.93%                 215.08%

See accompanying notes which are an integral part of the finanacial statements.

                          Columbia Partners Equity Fund
                          Notes to Financial Statements
                                 March 31, 2001

NOTE 1.  ORGANIZATION

Columbia Partners Equity Fund (the "Fund") was organized as a series of the AmeriPrime Funds, an Ohio business trust (the "Trust"), on February 2, 1999 and commenced operations on April 1, 1999. The Trust is established under the laws of Ohio by an Agreement and Declaration of Trust dated August 8, 1995, (the "Trust Agreement"). The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified open-end series of the Trust. The Fund's investment objective is to provide long-term capital growth. The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuations- Securities, which are traded on any exchange or on the NASDAQ over-the-counter market, are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in the Advisor's opinion, the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, when the Advisor determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust (the "Board").

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board. Short-term investments in fixed-income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

Federal Income Taxes- The Fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any realized capital gains.

Dividends and Distributions- The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on at least an annual basis. The Fund intends to distribute its net long-term capital gains and its net short-term capital gains at least once a year.

Other- The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities. Generally accepted accounting principles require that permanent financial reporting tax differences relating to shareholder distributions be reclassified to paid-in capital.

                          Columbia Partners Equity Fund
                          Notes to Financial Statements
                           March 31, 2001 - continued

NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - continued

The Fund retains Columbia Partners, L.L.C. (the "Advisor") to manage the Fund's investments. The Advisor was organized in 1995, as an independent limited liability company owned 50% by its employees and 50% by Galway Capital Management, L.L.C., a venture capital firm. A team of the Advisor makes the investment decisions for the Fund, which is primarily responsible for the day-to-day management of the Fund's portfolio.

Under the terms of the management agreement, (the "Agreement"), the Advisor manages the Fund's investments subject to approval of the Board of Trustees and pays all of the expenses of the Fund except brokerage fees and commissions, taxes, interest, fees and expenses of non-interested person trustees, and extraordinary expenses. As compensation for its management services and agreement to pay the Fund's expenses, the Fund is obligated to pay the Advisor a fee of 1.20% of the average daily net assets of the Fund. It should be noted that most investment companies pay their own operating expenses directly, while the Fund's expenses, except those specified above, are paid by the Advisor. For the fiscal year ended March 31, 2001, the Advisor earned a fee of $265,271 from the Fund. The Advisor has contractedly agreed to permanently reimburse fees and other expenses of the trustees to the extent necessary to maintain total operating expenses at the rate of 1.20%. For the fiscal year ended March 31, 2001, the Advisor reimbursed expenses of $2,117.

Effective October 12, 2000, AmeriPrime Financial Services, Inc. and Unified Fund Services, Inc. both wholly owned subsidiaries of Unified Financial Services, Inc., merged with one another. Prior to the merger AmeriPrime Financial Services, Inc. served as administrator to the Fund. The result of this merger is now Unified Fund Services, Inc., ("Unified"), still a wholly owned subsidiary of Unified Financial Services, Inc. A Trustee and the officers of the Trust are members of management and/or employees of Unified.

The Fund retains Unified to manage the Fund's business affairs and provide the Fund with administrative, transfer agency, and fund accounting services, including all regulatory reporting and necessary office equipment and personnel. The Advisor paid all administrative, transfer agency, and fund accounting fees on behalf of the Fund per the management agreement.

Prior to December 31, 2000, the Fund retained Ameriprime Financial Securities, Inc. to act as the principle distributor of its shares. Effective December 31, 2000, AmeriPrime Financial Securities, Inc. sold substantially all of its assets to Unified Financial Securities, Inc. Both companies are wholly owned subsidiaries of Unified Financial Services, Inc. Effective December 31, 2000, the Fund retained Unified Financial Securities, Inc. to act as the principal distributor of its shares. There were no payments made to either distributor during the fiscal year ended March 31, 2001. A Trustee and officer of the Trust may be deemed to be an affiliate of Ameriprime Financial Securities Inc. and Unified Financial Securities, Inc.

NOTE 4.  INVESTMENTS

For the fiscal year ended March 31, 2001, purchases and sales of investment securities, other than short-term investments, aggregated $18,558,244 and $13,399,959, respectively. As of March 31, 2001, the gross unrealized appreciation for all securities totaled $1,914,019 and the gross unrealized depreciation for all securities totaled $4,715,849 for a net unrealized appreciation of $2,801,830. The aggregate cost of securities for federal income tax purposes at March 31, 2001 was $18,686,171.

                          Columbia Partners Equity Fund
                          Notes to Financial Statements
                           March 31, 2001 - continued


NOTE 5. ESTIMATES

Preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

INDEPENDENT AUDITOR'S REPORT



To The Shareholders and
Board of Trustees
Columbia Partners Equity Fund (a series of the AmeriPrime Funds)

We have audited the accompanying statement of assets and liabilities of the Columbia Partners Equity Fund, including the schedule of portfolio investments, as of March 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets, and the financial highlights for each of the two years then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments and cash held by the custodian as of March 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Columbia Partners Equity Fund as of March 31, 2001, the results of its operations for the year then ended, the statement of changes in net assets, and the financial highlights for each of the two years then ended, in conformity with accounting principles generally accepted in the United States of America.




McCurdy & Associates CPA's, Inc.
Westlake, Ohio  44145
April 17, 2001

April 20, 2001

Dear Fellow Shareholders,

Over the past year the Martin Capital U.S. Opportunity Fund has suffered along with the NASDAQ, which has endured the worst sell-off since the creation of the index in 1971. The broader markets also have suffered significant damage. The
U.S. Opportunity Fund lost 54.9% for the fiscal year ended March 31, 2001, after increasing 61.9% the previous fiscal year. The S&P 500 lost 21.7% during the Fund's fiscal year ended March 31, 2001, after increasing 17.3% during the Fund's prior fiscal year.

While this performance has been disappointing, we believe the Fund is positioned to take full advantage of a market rebound. The key to great long-term performance is maintaining a consistent approach to investing. With the U.S.
Opportunity Fund, we have built a portfolio of high quality growth companies possessing the potential for superior earnings growth in an expanding and growing global economy. We have maintained this approach throughout the market downturn and we will continue to maintain this approach for the foreseeable future. As we stated in last year's annual report: "This strategy may tend to impact short-term performance during times of weakness in growth stocks...
therefore, we are unlikely to participate in systematic market-timing strategies, as that would ultimately harm our long-term performance." As it turns out, our short-term performance was affected; however, our long-term outlook remains bullish. By maintaining exposure to the market, we believe our shareholders have the best opportunity to realize the potential rewards of market appreciation over time.

Economic Outlook

U.S. economic growth has been slowing since the first quarter of last year. The biggest surprise has been the speed at which the downturn accelerated last
December. As the economy weakened, companies quickly responded by cutting or postponing capital spending, especially in information technology. Earnings and earnings projections fell precipitously, pulling stock prices down. The Fed started cutting interest rates between Open Market Committee meetings in early
January in an effort to stimulate the economy - attempting to avoid a recession.
The Fed Funds target is down 2.0% so far this year. This will eventually have a positive effect, though it usually takes six to nine months for results of rate cuts to become apparent. Therefore, we will most likely start to see the economy accelerate in the third quarter of 2001 as the Fed rate cuts begin to have an effect and capital spending picks up again.

Looking ahead, we believe the high-tech/information revolution we have been experiencing will eventually be as extensive as the industrial revolution and will continue for decades. Computer hardware, software and communications equipment are today's tools in this revolution. The need for these products will not decrease, except on a temporary basis, such as we are now experiencing. The forms and adaptations of equipment and software will continually change. We believe the fastest growth will occur in the sectors that deliver products for the mainstream of this revolution.

Market Outlook

As we begin the second quarter, I remain extremely bullish about the prospects for the stock market in general, and technology in particular, for the intermediate-term (six to twelve months) and the long-term. At this stage in the game, the risk/reward potential is now much more attractive for stocks than for bonds. Record amounts of cash in brokerage accounts and short interest
(investors that have sold stock they don't own) are two indicators that suggest a market bottom may have been set in early April. Also, widespread negative sentiment and the Chinese spy-plane sell-off at the beginning of April are typical of the final capitulation stage of a bear market.

Although many factors contributed to the present bear market, the biggest factor has been the Fed's tight monetary policy. Fortunately, this is an easy problem to fix since macro-economic fundamentals remain quite positive. Now that the Fed has finally lowered the Fed Funds rate to 4.5 %, the economy should begin to stabilize. With further rate cuts the stock market should start to discount the present negative economic conditions in favor of better conditions later this year.

The final stage of a bear market is always the most frustrating. Just as the euphoria at market tops is contagious, the disappointment and despair at market bottoms is demoralizing. There is a tendency to focus on how the loss of capital could have been avoided and a desire to take action to prevent further losses.
My experience in achieving high long-term returns, however, is that investment consistency based on macro-economic expectations is the best course. I believe favorable macro-economic conditions, such as the expanding global economy and technological advances enhancing productivity and communication, will bring back the secular bull market once there is a general consensus that the Fed has lowered rates enough to accommodate higher economic growth. Accordingly, rather than taking a defensive approach, I believe now is the time to be most aggressive.

Thank you for your continued confidence,


Paul Martin
Portfolio Manager

While it is anticipated that the Fund will diversify its investments across a range of industries, certain sectors (such as the technology sector) are likely to be over-weighted compared to others because the Fund's advisor seeks the best investment values regardless of sector. One of the risks associated with an over-weighting in any sector is that a weakness in this sector could result in significant losses to the Fund.
Fund Holdings

               Ten Largest Holdings               Percent of Net Assets 3/31/01
               --------------------               -----------------------------
               Dell Computer                        6.8%
               Advanced Micro Devices               2.9%
               Starbucks                            2.9%
               Electronic Arts                      2.9%
               Advent Software                      2.8%
               LAM Research                         2.3%
               Berkshire Hathaway                   2.3%
               Medtronic                            2.3%
               Citigroup                            2.2%
               Qualcomm                             2.1%

                  - Returns for Periods Ended March 31, 2001 -

                                                                                    Average Annual Return Since
                        1st Quarter              Last 6                                      Inception
Fund/Index                 2001                  Months              1 Year               (April 1, 1999)
----------                 ----                  ------              ------              ---------------

U.S. Opportunity
Fund                    -24.32%                 -48.35%             -54.86%                    -14.50%

S&P 500                 -11.85%                 -18.74%             -21.67%                     -4.15%

       GROWTH OF $10,000     U.S. OPPORTUNITY
                                  FUND       vs.     S&P 500

             3/31/99             $10,000             $10,000
             4/30/99              $9,870             $10,328
             5/31/99              $9,690             $10,085
             6/30/99             $10,560             $10,644
             7/31/99             $10,210             $10,312
             8/31/99             $10,350             $10,261
             9/30/99             $10,450              $9,980
            10/31/99             $11,410             $10,611
            11/30/99             $12,640             $10,827
            12/31/99             $14,630             $11,464
             1/31/00             $14,110             $10,888
             2/29/00             $15,750             $10,682
             3/31/00             $16,190             $11,727
             4/30/00             $15,520             $11,374
             5/31/00             $13,680             $11,141
             6/30/00             $15,530             $11,415
             7/31/00             $14,470             $11,237
             8/31/00             $15,970             $11,934
             9/30/00             $14,150             $11,305
            10/31/00             $13,320             $11,257
            11/30/00             $10,040             $10,370
            12/31/00              $9,657             $10,421
             1/31/01             $11,259             $10,790
             2/28/01              $8,638              $9,807
             3/31/01              $7,308              $9,186

The Standard & Poor's 500 Index is an index of the 500 largest capitalized stocks in the United States and is widely recognized as a general indicator of the overall health of the U.S. stock market. Past performance is no guarantee of future investment performance. Yield, share price, and returns on an actual investment will fluctuate, and may result in a gain or loss when you sell your shares. The Martin Capital U.S. Opportunity Fund is offered by prospectus only. The prospectus contains important information about the Fund's objectives, risks, fees, distribution charges, and other expenses. You should read the prospectus carefully before investing or sending money. You can or obtain a prospectus by calling 1-877-477-7036. Unified Financial Securities, Inc distributes shares of the Martin Capital U.S. Opportunity Fund.

Martin Capital U.S. Opportunity Fund
Schedule of Investments - March 31, 2001
Common Stocks - 108.3%                                                 Shares                         Value

Computer Communication Equipment - 1.5%
3Com Corp. (a)                                                              5,000                       $ 28,594
Cisco Systems, Inc. (a)                                                     1,800                         28,462
                                                                                                -----------------
                                                                                                          57,056
                                                                                                -----------------
Computer Peripheral Equipment, NEC - 3.7%
Cirrus Logic (a)                                                            3,000                         44,812
Crossroads Systems (a)                                                      6,000                         33,750
Palm Inc. (a)                                                               2,900                         24,378
RSA Sec. Inc. (a)                                                           1,500                         37,031
                                                                                                -----------------
                                                                                                         139,971
                                                                                                -----------------
Computer Services & Software - 4.4%
Electronic Arts, Inc. (a)                                                   2,000                        108,500
Rational Software (a)                                                       2,000                         35,500
Vignette Corp. (a)                                                          3,600                         23,175
                                                                                                -----------------
                                                                                                         167,175
                                                                                                -----------------
Computer Storage & Devices - 2.5%
EMC Corp. (a)                                                               1,800                         52,920
Sandisk Corp.  (a)                                                          2,000                         40,750
                                                                                                -----------------
                                                                                                          93,670
                                                                                                -----------------
Computers & Office Equipment - 5.8%
Gateway, Inc. (a)                                                           3,000                         50,430
Hewlett-Packard Co.                                                         1,600                         50,032
Micron Technology, Inc. (a)                                                 1,700                         70,601
National Instruments Corp. (a)                                              1,500                         48,937
                                                                                                -----------------
                                                                                                         220,000
                                                                                                -----------------
Crude Petroleum & Natural Gas - 1.5%
Enron Corp.                                                                 1,000                         58,100
                                                                                                -----------------

Electrical Industrial Apparatus - 0.9%
American Power Conversion Corp. (a)                                         2,700                         34,805
                                                                                                -----------------

Electrical Work - 1.5%
Quanta Services, Inc. (a)                                                   2,500                         55,800
                                                                                                -----------------

Electromedical & Electrotherapeutic Apparatus - 2.3%
Medtronic, Inc.                                                             1,900                         86,906
                                                                                                -----------------

Electronic Computers - 6.8%
Dell Computer Corp. (a)                                                    10,000                        256,875
                                                                                                -----------------

Electronic Instruments - 1.1%
Texas Instruments, Inc.                                                     1,400                         43,372
                                                                                                -----------------

Equipment - 2.3%
Lam Research Corp. (a)                                                      3,700                         87,875
                                                                                                -----------------
Martin Capital U.S. Opportunity Fund
Schedule of Investments - March 31, 2001

Common Stocks - continued                                              Shares                         Value

Finance Services - 1.6%
American Express Co.                                                        1,500                       $ 61,950
                                                                                                -----------------

Fire, Marine, Casualty Insurance - 2.3%
Berkshire Hathaway Inc. - Cl B (a)                                             40                         87,040
                                                                                                -----------------

General Industrial Machinery & Equipment - 1.1%
Tyco International, Inc.                                                    1,000                         43,230
                                                                                                -----------------

Glass, Glassware, Pressed or Blown - 0.7%
Corning, Inc.                                                               1,200                         24,828
                                                                                                -----------------

Grocery Stores - 1.9%
Whole Foods Market, Inc. (a)                                                1,700                         71,613
                                                                                                -----------------

Hotels & Motels - 1.8%
Four Seasons Hotels                                                         1,400                         69,286
                                                                                                -----------------

Instruments for Meas & Testing of Electricity & Elec Signals - 1.2%
Agilent Technologies, Inc. (a)                                              1,500                         46,095
                                                                                                -----------------

National Commercial Banks - 2.2%
Citigroup, Inc.                                                             1,866                         83,933
                                                                                                -----------------

Operative Builders - 1.1%
Centex Corp.                                                                1,000                         41,650
                                                                                                -----------------

Pharmaceutical Preparations - 6.0%
Lilly (Eli) & Co.                                                           1,000                         76,660
Merck & Co., Inc.                                                           1,000                         75,900
Pfizer, Inc.                                                                1,800                         73,710
                                                                                                -----------------
                                                                                                         226,270
                                                                                                -----------------
Photgraphing & Imaging - 1.6%
Dupont Photomask, Inc. (a)                                                  1,400                         61,431
                                                                                                -----------------

Radio & TV Broadcasting & Communication Equipment - 2.9%
QUALCOMM, Inc. (a)                                                          1,400                         79,275
Motorola, Inc.                                                              2,300                         32,798
                                                                                                -----------------
                                                                                                         112,073
                                                                                                -----------------
Real Estate Investment Trusts - 0.9%
Starwood Hotels                                                             1,000                         34,010
                                                                                                -----------------
Martin Capital U.S. Opportunity Fund
Schedule of Investments - March 31, 2001

Common Stocks - continued                                                 Shares                         Value

Restaurants - 2.9%
Starbucks Corp. (a)                                                         2,600                      $ 110,338
                                                                                                -----------------

Retail-Lumber & Other Building Materials Dealers - 1.5%
Home Depot, Inc.                                                            1,300                         56,030
                                                                                                -----------------

Security Brokers, Dealers & Flotation Companies - 7.7%
Bear Stearns Cos., Inc.                                                     1,700                         77,758
E*Trade Group, Inc. (a)                                                     5,000                         34,900
Knight Trading Group (a)                                                    3,000                         43,875
Schwab (Charles) Corp.                                                      2,600                         40,092
Southwest Securities Group, Inc.                                            2,750                         51,370
TD Waterhouse Group (a)                                                     4,000                         43,200
                                                                                                -----------------
                                                                                                         291,195
                                                                                                -----------------
Semiconductors - 10.1%
Advanced Micro Devices, Inc. (a)                                            4,200                        111,468
Altera Corp. (a)                                                            2,800                         60,025
Intel Corp.                                                                 1,600                         42,100
JDS Uniphase Corp. (a)                                                      1,200                         22,125
LSI Logic Corp. (a)                                                         2,500                         39,325
National Semiconduct Corp. (a)                                              1,500                         40,125
Silicon Laboratories, Inc. (a)                                              3,500                         69,563
                                                                                                -----------------
                                                                                                         384,731
                                                                                                -----------------
Services - Computer Integrated Systems Designs - 4.7%
General Electric, Inc.                                                      1,500                         62,790
Netsolve, Inc. (a)                                                          9,000                         63,000
Sun Microsystems, Inc. (a)                                                  2,600                         39,962
Yahoo, Inc. (a)                                                               800                         12,600
                                                                                                -----------------
                                                                                                         178,352
                                                                                                -----------------
Services - Computer Programming Services - 5.4%
AOL Time Warner (a)                                                         1,450                         58,217
Advent Software, Inc. (a)                                                   2,420                        107,236
BEA Systems, Inc. (a)                                                       1,000                         29,375
Perficient, Inc. (a)                                                        4,000                         10,938
                                                                                                -----------------
                                                                                                         205,766
                                                                                                -----------------
Services - Prepackaged Software - 6.8%
Computer Associates Internation, Inc.                                       2,400                         65,280
Cadence Design Systems, Inc. (a)                                            1,900                         35,131
Microsoft Corp. (a)                                                         1,200                         65,625
Oracle Corp. (a)                                                            3,800                         56,924
Veritas Software Corp. (a)                                                    800                         36,992
                                                                                                -----------------
                                                                                                         259,952
                                                                                                -----------------
Specialty - 2.0%
Tiffany & Co.                                                               2,800                         76,300
                                                                                                -----------------
Martin Capital U.S. Opportunity Fund
Schedule of Investments - March 31, 2001

Common Stocks - continued                                              Shares                         Value

Specialty - Industry Machinery - 1.5%
Applied Materials, Inc. (a)                                                 1,300                       $ 56,550
                                                                                                -----------------
Telephone & Telegraph Apparatus - 1.1%
Nortel Networks Corp.                                                       3,000                         42,150
                                                                                                -----------------
Telephone Communications (No Radio Telephone) - 4.5%
Exodus Communications, Inc. (a)                                             1,600                         17,200
Global Crossing LTD (a)                                                     3,000                         40,470
Lucent Technologies, Inc.                                                   3,000                         29,910
Qwest Communications International, Inc. (a)                                1,800                         63,090
Sprint Corp.                                                                1,000                         21,990
                                                                                                -----------------
                                                                                                         172,660
                                                                                                -----------------
Wireless Communication Services - 0.5%
Sprint PCS Group (a)                                                        1,000                         19,000
                                                                                                -----------------

TOTAL COMMON STOCKS (Cost $ 5,662,470)                                    175,326                      4,118,038
                                                                                                -----------------
                                                                       Principal
                                                                        Value                         Value
U.S. Government Obligations - 5.5%
U.S. Treasury Bond,  5.5%,  (Cost $200,905)                                 200,000                      209,762
                                                                                                -----------------
Money Market Securities - 3.2%
Firstar Treasury Fund, 4.5%  (Cost $122,715)                                122,715                      122,715
                                                                                                -----------------

TOTAL INVESTMENTS - 117.0%  (Cost $ 5,986,090)                                                         4,450,515
Other assets less liabilities - (17.0)%                                                                 (648,394)
                                                                                                -----------------
TOTAL NET ASSETS -100%                                                                               $ 3,802,121
                                                                                                =================
(a) Non-income producing

Martin Capital U.S. Opportunity Fund
Schedule of Investments - March 31, 2001

   Written Put Options
                                                                   Shares Subject
Index Funds / Expiration Date @ Exercise Price                         to Put                         Value
                                                                   ---------------              -----------------

NASDAQ 100 Trust Unit / June 2001 @ 27                                   2                             $ 199,700
NASDAQ 100 Trust Unit / September 2001 @ 25                              1                                90,520
NASDAQ 100 Trust Unit /  September 2001 @ 27                             2                               199,700
S&P 500 Index / December 2001 @ 16                                       2                                79,670
                                                                                                -----------------
Totals (Premiums received $502,382)                                                                    $ 569,590

See accompanying notes which are an integral part of the financial statements.

Martin Capital U.S. Opportunity Fund                                                    March 31, 2001
Statement of Assets & Liabilities

Assets
Investment in securities (cost $5,986,089)                                                 $ 4,450,515
Cash                                                                                             5,185
Dividends receivable                                                                             1,268
Interest receivable                                                                              2,002
Receivable for securities sold                                                                 276,975
                                                                                     ------------------
   Total assets                                                                              4,735,945

Liabilities
Put Options Written (Premium received $502,382)                                              $ 569,590
Accrued investment advisory fee payable                                                          4,395
Payable for securities purchased                                                               359,839
                                                                                     ------------------
   Total liabilities                                                                           933,824
                                                                                     ------------------
Net Assets                                                                                 $ 3,802,121
                                                                                     ==================
Net Assets consist of:
Paid in capital                                                                              6,565,209
Accumulated undistributed net realized loss on investments                                  (1,160,306)
Net unrealized depreciation on investments                                                  (1,602,782)
                                                                                     ------------------
Net Assets, for 524,083 shares                                                             $ 3,802,121
                                                                                     ==================
Net Asset Value
Offering price and redemption price per share ($3,802,121/524,083)                              $ 7.25
                                                                                     ==================

See accompanying notes which are an integral part of the financial statements.

Martin Capital U.S. Opportunity Fund
Statement of Operations
March 31, 2001

Investment Income
Dividend income                                                                         $ 12,143
Interest income                                                                           16,455
                                                                                   --------------
Total Income                                                                              28,598
                                                                                   --------------
Expenses
Investment advisory fee                                                                 $ 61,625
Trustees' fees                                                                             1,025
                                                                                   --------------
Total expenses before reimbursement                                                       62,650
Reimbursed expenses                                                                       (1,025)
                                                                                   --------------
Total operating expenses                                                                  61,625
                                                                                   --------------
Net Investment Loss                                                                      (33,027)
                                                                                   --------------
Realized & Unrealized Gain (Loss)
Net realized loss on:
  Investment securities                                                                 (760,157)
  Option securities                                                                     (368,790)
Change in net unrealized depreciation
  Investment securities                                                               (2,582,912)
  Option securities                                                                      (67,208)
                                                                                   --------------
Net realized & unrealized loss on investment securities & option securities           (3,779,067)
                                                                                   --------------
Net decrease in net assets resulting from operations                                 $(3,812,094)
                                                                                   ==============

See accompanying notes which are an integral part of the financial statements.

Martin Capital U.S. Opportunity Fund
Statement of Changes in Net Assets


                                                                                  Year ended            Year ended
                                                                                March 31, 2001        March 31, 2000
                                                                               -----------------     -----------------
Increase (Decrease) in Net Assets
From Operations
   Net investment loss                                                                $ (33,027)             $ (6,151)
   Net realized gain (loss) on:
        Investment securities                                                          (760,157)                5,598
        Option securities                                                              (368,790)                    0
   Change in net unrealized appreciation (depreciation) on:
        Investment securities                                                        (2,582,912)            1,047,338
        Option securities                                                               (67,208)                    0
                                                                               -----------------     -----------------
   Net increase (decrease) in net assets resulting from operations                   (3,812,094)            1,046,785
                                                                               -----------------     -----------------
Distribution to Shareholders
   From net investment income                                                                 -                     -
   From net realized gain (loss)                                                        (31,359)                    -
                                                                               -----------------     -----------------
   Total distributions                                                                  (31,359)                    -
                                                                               -----------------     -----------------
Share Transactions
   Net proceeds from sale of shares                                                   4,498,795             2,694,998
   Shares issued in reinvestment of distributions                                        31,359                     -
   Shares redeemed                                                                     (597,815)               28,548
                                                                               -----------------     -----------------
   Net increase in net assets resulting
      from share transactions                                                         3,932,339             2,666,450
                                                                               -----------------     -----------------
Total Increase in Net Assets                                                             88,886             3,713,235
                                                                               -----------------     -----------------
Net Assets
   Beginning of period                                                                3,713,235                     0
                                                                               -----------------     -----------------
   End of period [including accumulated undistributed
      net investment loss of $33,027 and $6,151, respectively]                      $ 3,802,121           $ 3,713,235
                                                                               =================     =================
Capital Shares Transactions
   Shares sold                                                                          344,971               231,507
   Shares issued in reinvestment of distributions                                         3,527                     -
   Shares repurchased                                                                   (53,828)               (2,094)

   Net increase from capital tranactions                                                294,670               229,413

See accompanying notes which are an integral part of the financial statements.

Martin Capital U.S. Opportunity Fund
Financial Highlights
                                                      Year ended               Year ended
                                                    March 31, 2001           March 31, 2000
                                                   ------------------      -------------------
Selected Per Share Data
Net asset value, beginning of period                         $ 16.19                  $ 10.00
                                                   ------------------      -------------------
Income from investment operations
   Net investment income (loss)                                (0.08)                   (0.04)
   Net realized and unrealized gain (loss)                     (8.79)                    6.23
                                                   ------------------      -------------------
Total from investment operations                               (8.87)                    6.19
                                                   ------------------      -------------------
Less distributions
   From net investment income                                   0.00                     0.00
   From net realized gain (loss)                               (0.07)                    0.00
                                                   ------------------      -------------------
Total distributions                                            (0.07)                    0.00
                                                   ------------------      -------------------
Net asset value, end of period                                $ 7.25                  $ 16.19
                                                   ==================      ===================

Total Return                                                  (54.86)%                 61.90%

Ratios and Supplemental Data
Net assets, end of period (000)                                $3,802                   $3,713
Ratio of expenses to average net assets                         1.25%                    1.25%
Ratio of expenses to average net assets
   before reimbursement                                         1.27%                    1.37%
Ratio of net investment income (loss) to
   average net assets                                          (0.67)%                  (0.35)%
Ratio of net investment income (loss) to
   average net assets before reimbursement                     (0.69)%                  (0.47)%
Portfolio turnover rate                                        69.95%                    0.35%

See accompanying notes which are an integral part of the financial statements.

                      Martin Capital U.S. Opportunity Fund
                          Notes to Financial Statements
                                 March 31, 2001

NOTE 1.  ORGANIZATION

The Martin Capital U.S. Opportunity Fund (the "Fund") was organized as a series of the AmeriPrime Fund, an Ohio business trust (the "Trust") on August 14, 1998 and commenced operations on April 1, 1999. The Trust is established under the laws of Ohio by an Agreement and Declaration of Trust dated August 8, 1995, (the "Trust Agreement"). The Fund is registered under the Investment Company Act of 1940, as amended, as a non-diversified series of the Trust. The investment objective of the Fund is to provide long-term capital appreciation. The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation - Securities, which are traded on any exchange or on the NASDAQ over-the-counter market, are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in the Advisor's opinion, the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, when the Advisor determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity by guidelines adopted and subject to review of the Board.

Fixed-income securities generally are valued by using market quotations, but may be valued based on prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available form a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board. Short-term investments in fixed-income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

Federal Income Taxes - The Fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any realized capital gains.

Dividends and Distributions- The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on at least an annual basis. The Fund intends to distribute its net long-term capital gains and its net short-term capital gains at least once a year.

Option writing - When the Fund writes an option; an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments.

                      Martin Capital U.S. Opportunity Fund
                          Notes to Financial Statements
                                 March 31, 2001

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES - continued

The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premiums are added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as a writer of options, bears the market risk of an unfavorable change in the price of the security underlying the written option.

Other - The Fund follows industry practices and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities. Generally accepted accounting principles require that permanent financial reporting tax differences relating to shareholder distributions be reclassified to paid-in capital.

NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund retains Martin Capital Advisors, L.L.P. (the "Advisor") to manage the Fund's investments. The Advisor is a Texas limited liability partnership organized on January 29, 1999. Paul Martin, President and controlling partner of the Advisor is primarily responsible for the day-to-day management of the Fund's portfolio.

Under the terms of the management agreement (the "Agreement"), the Advisor manages the Fund's investments subject to approval of the Board of Trustees and pays all of the expenses of the Fund except brokerage fees and commissions, taxes, interest, fees and expenses of the non-interested person trustees, and extraordinary expenses. As compensation for its management services and agreement to pay the Fund's expenses, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 1.25% of the average daily net assets of the Fund. It should be noted that most investment companies pay their own operating expenses directly, while the Advisor pays the Fund's expenses, except those specified above. For the fiscal year ended March 31, 2001, the Advisor earned fees of $61,625 from the Fund. The Advisor has contractually agreed to reimburse expenses to maintain the Fund's total operating expense ratio at 1.25% of net assets through March 1, 2003. For the fiscal year ended March 31, 2001, the Advisor reimbursed expenses of $1,025 for the Fund.

Effective October 12, 2000, AmeriPrime Financial Services, Inc. and Unified Fund Services, Inc., both wholly owned subsidiaries of Unified Financial Services, Inc., merged with one another. Prior to the merger, AmeriPrime Financial Services, Inc. served as administrator to the Fund. The result of this merger is now Unified Fund Services, Inc. ("Unified"), still a wholly owned subsidiary of Unified Financial Services, Inc. A Trustee and the officers of the Trust are members of management and/or employees of Unified.

                      Martin Capital U.S. Opportunity Fund
                          Notes to Financial Statements
                                 March 31, 2001

NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - continued

The Fund retains Unified to manage the Fund's business affairs and provide the Fund with administrative, transfer agency, and fund accounting services, including all regulatory reporting and necessary office equipment and personnel. The Advisor paid all administrative, transfer agency, and fund accounting fees on behalf of the Fund per the management agreement.

Prior to December 31, 2000, the Fund retained AmeriPrime Financial Securities, Inc., to act as the principal distributor of its shares. Effective December 31, 2000, AmeriPrime Financial Securities, Inc. sold substantially all of its assets to Unified Financial Securities, Inc. Both companies are wholly owned subsidiaries of Unified Financial Services, Inc. Effective December 31, 2000, the Fund retained Unified Financial Securities, Inc. to act as the principal distributor of its shares. There were no payments made to either distributor during the fiscal year ended March 31, 2001. A Trustee and officer of the Trust may be deemed to be an affiliate of AmeriPrime Financial Securities, Inc. and Unified Financial Securities, Inc.

NOTE 4.  INVESTMENTS

For the fiscal year ended March 31, 2001, purchases and sales of investment securities, other than short-term investments, aggregated $7,985,451 and $3,589,186, respectively. As of March 31, 2001, the gross unrealized appreciation for all securities totaled $196,590 and the gross unrealized depreciation for all securities totaled $1,732,164 for a net unrealized depreciation of $1,535,574. The aggregate cost of securities for federal income tax purposes at March 31, 2001 was $5,986,089.

NOTE 5.  ESTIMATES

Preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 6.  CALL OPTIONS WRITTEN

Transactions in options written by the Fund during the year ended March 31, 2001 were as follows:

                                                                       Number of          Premiums
                                                                       Contracts          Received
 Options outstanding at March 31, 2000                                    0                 $0

 Options written                                                                          921,746
                                                                             435
 Options terminated in closing purchase transactions
                                                                         (246)           (377,096)

 Options expired                                                         (182)            (42,268)

 Options outstanding at March 31, 2001                                      7             502,382

                      Martin Capital U.S. Opportunity Fund
                          Notes to Financial Statements
                                 March 31, 2001

 NOTE 7. RELATED PARTY TRANSACTIONS

The Advisor is not a registered broker-dealer of securities and thus does not receive commissions on trades made on behalf of the Fund. The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of March 31, 2001, National Investor Services owned of record in aggregate more than 62% of the Fund.

                          INDEPENDENT AUDITOR'S REPORT



To The Shareholders and Board of Trustees
Martin Capital U.S. Opportunity Funds (series of AmeriPrime Funds)

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Martin Capital U.S. Opportunity Fund as of March 31, 2001, and the related statement of operations, the statement of changes in net assets, and financial highlights for each of the two years then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments and cash held as of March 31, 2001 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of the Martin Capital U.S. Opportunity Fund as of March 31, 2001, the results of their operations, the changes in their net assets, and the financial highlights for each of the two years then ended, in conformity with accounting principles generally accepted in the United States of America.




McCurdy & Associates CPA's, Inc.
Westlake, Ohio  44145
April 17, 2001